UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 25, 2003


                            First United Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)


            Maryland                      0-14237              52-1380770
            --------                      -------              ----------
 (State or other jurisdiction of   Commission file number)    (IRS Employer
  incorporation or organization)                             Identification No.)


                 19 South Second Street, Oakland, Maryland 21550
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (301) 334-9471
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events and Required FD Disclosure

FIRST UNITED COMPLETES ITS ACQUISITION OF FOUR BANKING OFFICES IN BERKELEY COUNTY, WEST VIRGINIA

First United Corporation (the "Company") and its bank subsidiary, First United Bank & Trust, a Maryland commercial bank (the "Bank"), have completed the acquisition of four banking offices and a commercial banking center located in Berkeley County, West Virginia, from Huntington Bancshares Incorporated and its wholly-owned subsidiary, The Huntington National Bank, a national banking association. The offices were acquired on July 25, 2003 pursuant to a Purchase and Assumption Agreement dated February 13, 2003. A copy of the press release issued by the Company on July 28, 2003 regarding the acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.

(c)  Exhibits

     2.1 Purchase and Assumption Agreement dated February 13, 2003 (incorporated by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K filed on February 14, 2003)

     99.1 Press Release dated July 28, 2003.


                                   SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                FIRST UNITED CORPORATION


Dated:  July 31, 2003                     By:/s/ Robert W. Kurtz
                                             -----------------------------------
                                             Robert W. Kurtz
                                             President and CFO

                                  EXHIBIT INDEX

Exhibit
Number                Description
-------               -----------


Exhibit 2.1    Purchase  and  Assumption   Agreement  dated  February  13,  2003
               (incorporated by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K filed on February 14, 2003)

Exhibit 99.1   Press Release dated July 28, 2003